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                       FORM OF UNDERWRITING AGREEMENT
                                                                       EXHIBIT 1




                     HOUSEHOLD AFFINITY FUNDING CORPORATION

                  HOUSEHOLD AFFINITY CREDIT CARD MASTER TRUST I

                                   SERIES [ ]


           $[ ] [Floating Rate] [ %] Class A Credit Card Participation
                                  Certificates

           $[ ] [Floating Rate] [ %] Class B Credit Card Participation
                                  Certificates


                             UNDERWRITING AGREEMENT


                                                                  [____________]

[Underwriter]

Dear Sirs:

                  Household Bank (SB), N.A. (the "Bank") has conveyed and proposes to further convey, from time to time, the receivables (the "Receivables") that are generated in a portfolio of certain consumer revolving credit card accounts and other rights to Household Affinity Funding Corporation (the "Seller"), which has conveyed and will convey the Receivables to the Household Affinity Credit Card Master Trust I (the "Trust"), and the Seller proposes to cause the Trust to sell to you and to the underwriters named in
Schedule I hereto (the "Underwriters"), for whom you are acting as representatives (the "Representatives"), $[ ] [Floating Rate] [ %] Class A Credit Card Participation Certificates (the "Class A Certificates") and $[ ] [Floating Rate] [ %] Class B Credit Card Participation Certificates (the "Class B Certificates" and, together with the Class A Certificates, the "Certificates") in the Trust. The Receivables have been, and will from time to time be, conveyed to the Seller by the Bank pursuant to a Receivables Purchase Agreement, dated as of [ ] and as amended as of [ ] (the "Receivables Purchase Agreement"), between Household Bank, f.s.b. and the Seller. The rights and obligations of Household Bank, f.s.b. under the Receivables Purchase Agreement were assigned to the Bank by Household Bank, f.s.b., pursuant to an Assignment Agreement (the "Assignment Agreement"), dated as of [ ], between the Bank and


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Household Bank, f.s.b. The Receivables have been, and will from time to time be, conveyed by the Seller to the Trust and the Certificates will be issued pursuant to the Amended and Restated Pooling and Servicing Agreement, dated as of [ ]
(the "Pooling and Servicing Agreement"), among the Seller, Household Finance Corporation, as servicer ("HFC"), and The Bank of New York, as trustee (the "Trustee"), and the Series [ ] Supplement to the Pooling and Servicing
Agreement, dated as of [ ] (the "Supplement"), among the Seller, HFC and the Trustee. The Bank, the Seller and HFC are direct or indirect subsidiaries of Household International, Inc. ("Household"). HFC, the Bank and the Seller are referred to collectively herein as the "Household Entities".

                  The Certificates will be sold pursuant to this Underwriting Agreement (this "Agreement") and will represent undivided interests in certain assets of the Trust (as hereinafter described).

                  Capitalized terms used herein without definition shall have the meanings set forth in the Pooling and Servicing Agreement and the Supplement.

                  Section 1. Representations and Warranties of the Bank and the Seller.

                  (a) The Bank and the Seller, jointly and severally, represent and warrant to, and agree with, each Underwriter as set forth in this
         Section 1(a). Certain terms used in this Section 1(a) are defined in the second paragraph of subsection 1(a)(i) below.

                           (i) The Seller meets the requirements for use of Form
                  S-1 under the Securities Act of 1933, as amended (the "Act"), and has filed with the Securities and Exchange Commission (the "Commission") a registration statement (Registration No. [ ]), including the Preliminary Prospectus relating to the Certificates, on such Form S-1 for the registration under the Act of the Certificates. The Seller may have filed one or more amendments thereto, including the related Preliminary Prospectus, each of which has previously been furnished to you. The Seller will next file with the Commission either, (A) prior to the effectiveness of such registration statement, a further amendment thereto (including the form of final prospectus) or, (B) after effectiveness of such registration statement, a final prospectus in accordance with Rules 430A and 424(b)(1) or (4). In the case of clause (B), the Seller has included in such registration statement, as amended at the Effective Date, all information (other than Rule 430A Information) required by the Act and the rules thereunder to be included in the prospectuses with respect to the Certificates and the offering thereof. As filed, such amendment and form of final prospectus, or such final prospectus, shall include all Rule 430A Information and, except to the extent the Underwriters shall agree in writing to a modification, shall be in all substantive respects in the form furnished to you prior to the Execution Time or, to the extent not completed at the Execution Time, shall contain only such specific additional information and other changes (beyond that contained in the latest Preliminary Prospectus which has previously been furnished to you) as the Seller has advised you, prior to the Execution Time, will be included or

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                  made therein.

                  The terms which follow, when used in this Agreement, shall have the meanings indicated. The term "Effective Date" shall mean each date that the Registration Statement and any post-effective amendment or amendments thereto became or become effective under the Act. "Execution Time" shall mean the date and time that this Agreement is executed and delivered by the parties hereto. "Preliminary Prospectus" shall mean any preliminary prospectus referred to in the preceding paragraph and any preliminary prospectus included in the Registration Statement which, as of the Effective Date, omits Rule 430A Information. "Prospectus" shall mean the prospectus relating to the Certificates that is first filed with the Commission pursuant to Rule 424(b) and any prospectuses subsequently filed pursuant to Rule 424 or, if no filing pursuant to Rule 424(b) is required, shall mean the form of final prospectus included in the Registration Statement at the Effective Date. "Registration Statement" shall mean the registration statement referred to in the preceding paragraph and any registration statement required to be filed under the Act or rules thereunder, including amendments, incorporated documents, exhibits and financial statements, in the form in which it has or shall become effective and, in the event that any post-effective amendment thereto becomes effective prior to the Closing Date (as hereinafter defined), shall also mean such registration statement as so amended. Such term shall include Rule 430A Information deemed to be included therein at the Effective Date as provided by Rule 430A. "Rule 424" and "Rule 430A" refer to such rules under the Act. "Rule 430A Information" means information with respect to the Certificates and the offering thereof permitted to be omitted from the Registration Statement when it becomes effective pursuant to Rule 430A.

                           (ii) On the Effective Date, the Registration
                  Statement did or will comply in all material respects with the applicable requirements of the Act and the rules thereunder; on the Effective Date and when the Prospectus is first filed (if required) in accordance with Rule 424(b) and on the Closing Date, the Prospectus (and any supplements thereto) will comply in all material respects with the applicable requirements of the Act and the rules thereunder; on the Effective Date, the Registration Statement did not or will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading; and, on the Effective Date, the Prospectus, if not filed pursuant to Rule 424(b), did not or will not, and on the date of any filing pursuant to Rule 424(b) and on the Closing Date, the Prospectus (together with any supplement thereto) will not, include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the Bank and the Seller make no representations or warranties as to the information contained in or omitted from the Registration Statement or the Prospectus (or any supplements thereto) in reliance upon and in conformity with information furnished in writing to the Bank or the Seller by or on behalf of any Underwriter through the Representatives specifically for use in connection with the preparation of the Registration Statement or the Prospectus (or any supplements thereto).

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                           (iii) The Bank is duly organized, validly existing
                  and in good standing as a national banking association under the laws of the United States and the Seller is a corporation duly organized and validly existing and in good standing under the laws of its jurisdiction of incorporation. Each of the Bank and the Seller has all requisite power and authority to own its properties and conduct its business as presently conducted and is duly qualified as a foreign corporation to transact business and is in good standing in each jurisdiction which requires such qualification, except where failure to have such requisite power and authority or to be so qualified would not have a material adverse effect on the business or consolidated financial condition of the Bank or the Seller.

                           (iv) Neither the Seller nor the Bank is in violation
                  of its charter or in default in the performance or observance of any material obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, loan agreement, note, lease or other instrument to which it is a party or by which it may be bound, or to which any of the property or assets of the Seller or the Bank, as the case may be, is subject, except where any such violation or default would not have a material adverse effect on the transactions contemplated by this Agreement.

                           (v) The execution, delivery and performance by the
                  Seller of each of this Agreement, the Receivables Purchase Agreement, the Pooling and Servicing Agreement, the Supplement, the Collateral Agreement, and the Depository Agreement, the issuance of the Certificates and the consummation of the transactions contemplated hereby and thereby have been duly and validly authorized by all necessary action or proceedings and will not conflict with or constitute a breach of, or default under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Seller pursuant to, any contract, indenture, mortgage, loan agreement, note, lease or other instrument to which the Seller is a party or by which it may be bound, or to which any of the property or assets of the Seller is subject, nor will such action result in any violation of the provisions of the charter or by-laws of the Seller or any applicable law, administrative regulation or administrative or court decree, except where any such conflict, breach, default, encumbrance or violation would not have a material adverse effect on the transactions contemplated by this Agreement.

                           (vi) The execution, delivery and performance by the
                  Bank of this Agreement, the Receivables Purchase Agreement and the Assignment Agreement, the issuance of the Certificates and the consummation of the transactions contemplated hereby and thereby have been duly and validly authorized by all necessary action or proceedings and will not conflict with or constitute a breach of, or default under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Bank pursuant to, any contract, indenture, mortgage, loan agreement, note, lease or other instrument to which the Bank is a party or by which it may be bound, or to which any of the property or assets of the Bank is subject, nor will such action result in any violation of the provisions of the charter or by-laws of the

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                         Bank or any applicable law, administrative regulation
                  or administrative or court decree, except where any such conflict, breach, default, encumbrance or violation would not have a material adverse effect on the transactions contemplated by this Agreement.

                           (vii) This Agreement, the Receivables Purchase
                  Agreement and the Pooling and Servicing Agreement have been, and the Supplement and the Collateral Agreement when executed and delivered as contemplated hereby and thereby will have been, duly executed and delivered by the Seller; and this Agreement, the Receivables Purchase Agreement and the Pooling and Servicing Agreement constitute, and the Supplement and the Collateral Agreement when executed and delivered as contemplated herein will constitute, legal, valid and binding instruments enforceable against the Seller in accordance with their respective terms, subject as to enforceability (A) to applicable bankruptcy, reorganization, insolvency, moratorium or other similar laws affecting creditors' rights generally and the rights and remedies of creditors of thrifts, savings institutions or national banking associations, (B) to general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law) and (C) with respect to rights of indemnity under this Agreement or the Collateral Agreement, to limitations of public policy under applicable securities laws.

                           (viii) This Agreement, the Receivables Purchase
                  Agreement and the Assignment Agreement have been, duly executed and delivered by the Bank; and this Agreement, the Receivables Purchase Agreement and the Assignment Agreement constitute legal, valid and binding instruments enforceable against the Bank in accordance with their respective terms, subject as to the enforceability (A) to applicable bankruptcy, reorganization, insolvency, moratorium or other similar laws affecting creditors' rights generally and the rights and remedies of creditors of thrifts, savings institutions or national banking associations, (B) to general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law) and (C) with respect to rights of indemnity under this Agreement, to limitations of public policy under applicable securities law.

                           (ix) The Bank has authorized the conveyance of the
                  Receivables to the Seller; the Seller has authorized the conveyance of the Receivables to the Trust; and the Seller has directed the Trust to issue and sell the Certificates.

                           (x) The Bank will, upon request by the
                  Representatives, provide to the Representatives complete and correct copies of publicly available portions of the Consolidated Reports of Condition and Income of the Bank for the year ended [ ] as submitted to the Comptroller of the Currency. Except as set forth or contemplated in the Registration Statement and the Prospectus, there has been no material adverse change in the condition (financial or otherwise) of the Bank since [ ].

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                           (xi) Any taxes, fees and other governmental charges
                  in connection with the execution, delivery and performance of this Agreement, the Pooling and Servicing Agreement, the Supplement, the Receivables Purchase Agreement, the Assignment Agreement, the Collateral Agreement and the Certificates shall have been paid or will be paid by the Seller at or prior to the Closing Date.

                           (xii) The Certificates have been duly and validly
                  authorized, and, when validly executed, authenticated, issued and delivered in accordance with the Pooling and Servicing Agreement and the Supplement and as provided herein will conform in all material respects to the description thereof contained in the Prospectus and will be validly issued and outstanding and entitled to the benefits of the Pooling and Servicing Agreement and the Supplement.

                           (xiii) There are no legal or governmental proceedings
                  pending, or to the knowledge of the Bank or the Seller threatened, to which the Bank or the Seller is a party or of which any property of any of them is the subject, other than proceedings which are not reasonably expected, individually or in the aggregate, to have a material adverse effect on the shareholder's equity or consolidated financial position of such person and its subsidiaries taken as a whole, or which would have a material adverse effect upon the consummation of this Agreement.

                           (xiv) Arthur Andersen & Co. is an independent public
                  accountant with respect to the Bank and Seller.

                           (xv) No consent, approval, authorization, order,
                  registration, filing, qualification, license or permit of or with any court or governmental agency or body of the United States is required for the issue and sale of the Certificates, or the consummation by the Bank or the Seller of the other transactions contemplated by this Agreement, the Receivables Purchase Agreement, the Assignment Agreement, the Pooling and Servicing Agreement, the Supplement, the Collateral Agreement, or the Depository Agreement, except for (A) the registration under the Act of the Certificates, (B) such consents, approvals, authorizations, orders, registrations, qualifications, licenses or permits as have been obtained or as may be required under State securities or Blue Sky laws in connection with the purchase of the Certificates and the subsequent distribution of the Certificates by the Underwriters or (C) where the failure to obtain such consents, approvals, authorizations, orders, registrations, filings, qualifications, licenses or permits would not have a material adverse effect on the business or consolidated financial condition of the Bank and its subsidiaries taken as a whole or the Seller or the transactions contemplated by such agreements.

                           (xvi) Neither the Bank nor the Seller will conduct
                  their operations while any of the Certificates are outstanding in a manner that would require the Seller or the Trust to be registered as an "investment company" under the Investment Company Act

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                  of 1940, as amended (the "1940 Act") as in effect on the date hereof.

                  (b) HFC represents and warrants to, and agrees with, each Underwriter as set forth in this Section 1(b).

                           (i) HFC is a corporation duly organized and validly
                  existing and in good standing under the laws of its jurisdiction of incorporation. HFC has all requisite power and authority to own its properties and conduct its business as presently conducted and is duly qualified as a foreign corporation to transact business and is in good standing in each jurisdiction which requires such qualification, except where the failure to have such power and authority or to be so qualified would not have a material adverse effect on the business or consolidated financial condition of HFC and its subsidiaries taken as a whole.

                           (ii) HFC is not in violation of its restated articles
                  of incorporation or in default in the performance or observance of any material obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, loan agreement, note, lease or other instrument to which HFC is a party or by which it may be bound, or to which any of the property or assets of HFC is subject except where any such violation or default would not have a material adverse effect on the transactions contemplated by this Agreement.

                           (iii) The execution, delivery and performance by HFC
                  of this Agreement, the Pooling and Servicing Agreement, the Supplement and the Collateral Agreement, and the consummation of the transactions contemplated hereby and thereby have been duly and validly authorized by all necessary action or proceedings and will not conflict with or constitute a breach of, or default under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of HFC pursuant to, any contract, indenture, mortgage, loan agreement,note, lease or other instrument to which HFC is a party or by which it may be bound, or to which any of the property or assets of HFC is subject, nor will such action result in any violation of the provisions of the charter or by-laws of HFC or any applicable law, administrative regulation or administrative or court decree, except where any such conflict, breach, default, encumbrance or violation would not have a material adverse effect on the transactions contemplated by this Agreement.

                           (iv) This Agreement and the Pooling and Servicing
                  Agreement have been, and the Supplement and the Collateral Agreement when executed and delivered as contemplated hereby and thereby will have been, duly executed and delivered by HFC; and this Agreement and the Pooling and Servicing Agreement constitute, and the Supplement and the Collateral Agreement when executed and delivered as contemplated herein will constitute, legal, valid and binding instruments enforceable against HFC in accordance with their respective terms, subject as to enforceability (A)

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                  to applicable bankruptcy, reorganization, insolvency,
                  moratorium or other similar laws affecting creditors' rights generally, (B) to general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law) and (C) with respect to rights of indemnity under this Agreement or the Collateral Agreement, to limitations of public policy under applicable securities laws.

                           (v) HFC will, upon request by the Representatives,
                  provide to the Representatives complete and correct copies of all reports filed by it with the Commission pursuant to the Securities Exchange Act of 1934, as amended (the "Exchange Act"), during [ ]95. Except as set forth in or contemplated in such reports, there has been no material adverse change in the consolidated financial condition of HFC and its subsidiaries taken as a whole.

                           (vi) There are no legal or governmental proceedings
                  pending, or to the knowledge of HFC threatened, to which HFC is a party or of which any of its property is the subject, other than proceedings which are not reasonably expected, individually or in the aggregate, to have a material adverse effect on the shareholder's equity or consolidated financial position of HFC and its subsidiaries taken as a whole or which would have a material adverse effect upon the consummation of this Agreement.

                           (vii) No consent, approval, authorization, order,
                  registration, filing, qualification, license or permit of or with any court or governmental agency or body of the United States is required for the consummation by HFC of the transactions contemplated by this Agreement, the Pooling and Servicing Agreement, the Supplement and the Collateral Agreement, except for (A) the registration under the Act of the Certificates, (B) such consents, approvals, authorizations, orders, registrations, filings, qualifications, licenses or permits as have been obtained or as may be required under State securities or Blue Sky laws in connection with the purchase of the Certificates and the subsequent distribution of the Certificates by the Underwriters or (C) where the failure to obtain such consents, approvals, authorizations, orders, registrations, filings, qualifications, licenses or permits would not have a material adverse effect on the business or consolidated financial condition of HFC and its subsidiaries taken as a whole or the transactions contemplated by such agreements.

                           (viii) Arthur Andersen & Co. is an independent public
                  accountant with respect to HFC.

                  (c) Any certificate signed by an officer on behalf of any of the Household Entities and delivered to the Underwriters or counsel for the Underwriters in connection with an offering of the Certificates shall be deemed, and shall state that it is, a representation and warranty as to the matters covered thereby to each person to whom the representations and warranties in this Section 1 are made.

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                  Section 2.  Purchase and Sale.

                  (a) Subject to the terms and conditions and in reliance upon the covenants, representations and warranties herein set forth, the Seller agrees to sell to each of the Underwriters, and each of the Underwriters agrees, severally and not jointly, to purchase from the Seller the Principal Amount of Class A Certificates set forth opposite such Underwriter's name in Schedule I pursuant to the terms of this Agreement at a purchase price equal to 99.653125% of the aggregate Principal Amount represented by the Class A Certificates.

                  (b) Subject to the terms and conditions and in reliance upon the covenants, representations and warranties herein set forth, the Seller agrees to sell to each of the Underwriters, and each of the Underwriters agrees, severally and not jointly, to purchase from the Seller the Principal Amount of Class B Certificates set forth opposite such Underwriter's name in Schedule I pursuant to the terms of this Agreement at a purchase price equal to 99.434375% of the aggregate Principal Amount represented by the Class B Certificates.

                  Section 3.  Delivery and Payment.

                  (a) Delivery of and payment for the Certificates to be purchased by the Underwriters in accordance with this Agreement shall be made at the offices of [ ] at 9:00 a.m., [ ] on [ ] which date, time or place may be postponed or changed by agreement between the Representatives and the Seller (such date and time of delivery and payment for the Certificates being herein referred to as the "Closing Date"). Delivery of one or more global certificates representing the Certificates shall be made to the accounts of the several Underwriters against payment by the several Underwriters of the purchase price therefor, to or upon the order of the Seller by one or more wire transfers in immediately available funds. The global certificates to be so delivered shall be registered in the name of Cede & Co., as nominee for The Depository Trust Company ("DTC"). The interests of beneficial owners of the Certificates will be represented by book entries on the records of DTC and participating members thereof. Definitive Certificates representing the Certificates will be available only under limited circumstances as described in the Pooling and Servicing Agreement.

                  The Seller agrees to have copies of the global certificates or the Definitive Certificates available for inspection, checking and packaging by the Underwriters in New York, New York, not later than 1:00 p.m., New York City time, on the business day prior to the Closing Date.

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                  Section 4.  Offering by Underwriters.

                  (a) It is understood that the Underwriters propose to offer the Certificates for sale to the public as set forth in the Prospectus.

                  (b) Each Underwriter severally agrees that if it is a foreign broker dealer not eligible for membership in the National Association of Securities Dealers, Inc. (the "NASD"), it will not effect any transaction in the Certificates within the United States or induce or attempt to induce the purchase of or sale of the Certificates within the United States, except that it shall be permitted to make sales to the other Underwriters or to its United States affiliates provided that such sales are made in compliance with an exemption of certain foreign brokers or dealers under Rule 15a-6 under the Exchange Act and in conformity with the Rules of Fair Practice of the NASD as such Rules apply to non-NASD brokers or dealers.

                  (c) Each Underwriter severally represents and agrees that (i) it has complied and will comply with all applicable provisions of the Financial Services Act 1986 with respect to anything done by it in relation to the Certificates in, from or otherwise involving the United Kingdom; (ii) it has only issued or passed on and will only issue or pass on to any person in the United Kingdom any document received by it in connection with the issue of the Certificates if that person is of a kind described in Article 9(3) of the Financial Services Act 1986 (Investment Advertisements) (Exemptions) Order 1988 (as amended); (iii) if it is an authorized person under Chapter III of the Financial Services Act 1986, it has only promoted and will only promote (as that term is defined in Regulation 1.02 of the Financial Services (Promotion of Unregulated Collective Investment Schemes) Regulations 1991) to any person in the United Kingdom the scheme described in the Prospectus if that person is of a kind described either in Section 76(2) of the Financial Services Act 1986 or in Regulation 1.04 of the Financial Services (Promotion of Unregulated Collective Investment Schemes) Regulations 1991; and (iv) it is a person of a kind described in
         Article 9(3) of the Financial Services Act 1986 (Investment Advertisements) (Exemptions) Order 1988 (as amended).

                  Section 5. Agreements. The Household Entities, jointly and severally, covenant and agree with the several Underwriters that:

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                  (a) The Seller will use its best efforts to cause the
         Registration Statement, and any amendment thereto, if not effective at the Execution Time, to become effective. If the Registration Statement has become or becomes effective pursuant to Rule 430A, or filing of the Prospectus is otherwise required under Rule 424(b), the Seller will file the Prospectus, properly completed, pursuant to Rule 424(b) within the time period prescribed and will provide evidence satisfactory to the Underwriters of such timely filing. The Seller will promptly advise the Representatives (i) when the Registration Statement shall have become effective, (ii) when any amendment thereof shall have become effective, (iii) of any request by the Commission for any amendment or supplement of the Registration Statement or the Prospectus or for any additional information, (iv) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the institution or threatening of any proceeding for that purpose, and (v) of the receipt by the Seller of any notification with respect to the suspension of the qualification of the Certificates for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose. The Seller will not file any amendment of the Registration Statement or supplement to the Prospectus to which the Representatives reasonably object. The Seller will use its best efforts to prevent the issuance of any such stop order and, if issued, to obtain as soon as possible the withdrawal thereof.

                  (b) If, at any time when a Prospectus relating to the Certificates is required to be delivered under the Act, any event occurs as a result of which the Prospectus as then supplemented would include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein in the light of the circumstances under which they were made not misleading, or if it shall be necessary to supplement such Prospectus to comply with the Act or the rules thereunder, the Seller shall be required to notify the Representatives and upon the Representatives' request to prepare and furnish without charge to each Underwriter and to any dealer of Class B Certificates as many copies as such Underwriter may from time to time reasonably request of an amended Prospectus or a supplement to the Prospectus which shall correct such statement or omission or effect such compliance.

                  (c) As soon as practicable, the Seller will make generally available to Certificateholders and to the Representatives an earnings statement or statements of the Trust which will satisfy the provisions of Section 11(a) of the Act and Rule 158 under the Act.

                  (d) The Seller will furnish to the Representatives and counsel for the Underwriters, without charge, signed copies of the Registration Statement (including exhibits thereto) and, so long as delivery of a prospectus by an Underwriter or dealer may be required by the Act, as many copies of each Preliminary Prospectus relating to the Certificates and the Prospectus and any supplement thereto as the Underwriters may reasonably request.

                  (e) The Household Entities, jointly and severally, agree to pay all expenses incidental to the performance of their obligations under this Agreement, including without limitation (i) expenses of preparing, printing and reproducing the Registration Statement, the Prospectus, this Agreement, the Receivables Purchase Agreement, the Pooling and Servicing

             Agreement, the Supplement, the Collateral Agreement, the Depository Agreement and the Certificates, (ii) any fees charged by any rating agency for the rating of the Certificates, (iii) any expenses (including reasonable fees and disbursements of counsel not to exceed $20,000) incurred by the Underwriters in connection with qualification of the Certificates for sale under the laws of such jurisdictions as the Representatives designate, (iv) the fees and expenses of (A) Dewey Ballantine as special counsel for the Household Entities, (B) Arthur Andersen and (C) Kutak Rock as counsel to the Collateral Interest Holder, (v) the fees and expenses of the Trustee and any agent of the Trustee and the fees and disbursements of counsel for the Trustee in connection with the Pooling and Servicing Agreement and the Certificates, and (vi) the cost of delivering the Certificates to the offices of the Underwriters, insured to the satisfaction of the Underwriters (it being understood that, except as provided in this paragraph (e) and in Sections 7 and 8 hereof, the Underwriters will pay their own expenses, including the expense of preparing, printing and reproducing this Agreement, any agreement among underwriters, the fees and expenses of counsel for the Underwriters, any transfer taxes on resale of any of the Certificates by them and advertising expenses connected with any offers that the Underwriters may make).

                  (f) The Seller will take all reasonable actions requested by the Underwriters to arrange for the qualification of the Certificates for sale under the laws of such jurisdictions within the United States or as necessary to qualify for the Euroclear System or CEDEL societe anonyme and as the Representatives may designate, will maintain such qualifications in effect so long as required for the distribution of the Certificates and will arrange for the determination of the legality of the Certificates for purchase by institutional investors.

                  (g) For so long as the Certificates are outstanding, the Seller (i) shall deliver to the Representatives by first-class mail and as soon as practicable a copy of all reports and notices delivered to the Trustee or the Certificateholders under the Pooling and Servicing Agreement or the Supplement or to the Collateral Interest Holder under the Collateral Agreement, and (ii) as promptly as available but in no event later than each Record Date, shall give notice by telecopy, to the Representatives of the Class A Pool Factor and Class B Pool Factor for such Record Date.

                  (h) For so long as the Certificates are outstanding, the Household Entities will furnish to the Representatives (i) as soon as practicable after the end of each fiscal year, all documents required to be distributed to Certificateholders and (ii) as soon as practicable after filing, any other information concerning the Household Entities filed with any government or regulatory authority which is otherwise publicly available, as the Representatives may reasonably request.

                  (i) To the extent, if any, that any rating provided with respect to the Certificates set forth in Section 6(l) hereof is conditional upon the furnishing of documents reasonably available to the Household Entities, the Household Entities shall furnish such documents.

                  (j) The Household Entities confirm as of the date hereof that the Household Entities and all affiliates thereof are in compliance with all provisions of Section 1 of Laws of Florida, Chapter 92-198, An Act Relating to Disclosure of Doing Business with Cuba, and the Household Entities further agree that if any Household Entity or any affiliate thereof commence in the engaging of business with the government of Cuba or with any person or affiliate located in Cuba after the date the Registration Statement becomes or has become effective with the Securities and Exchange Commission or with the Florida Department of Banking and Finance (the "Department"), whichever date is later, or if the information reported in the Prospectus, if any, concerning any Household Entity's business with Cuba or with any person or affiliate located in Cuba changes in any material way, the Household Entities will provide the Department notice of such business or change, as appropriate, in a form acceptable to the Department.

                  Section 6. Conditions of Closing; Termination of Rights Under
Section 2. The obligations of the Underwriters to purchase and pay for the Certificates on the Closing Date shall be subject to the material accuracy of the representations and warranties of the Household Entities contained herein as of the Execution Time and as of the Closing Date, to the material accuracy of the statements of the Household Entities made in any certificates delivered pursuant to the provisions hereof, to the performance by the Household Entities of their obligations hereunder and to the following additional conditions:

                  (a) If the Registration Statement has not become effective prior to the Execution Time, unless the Representatives agree in writing to a later time, the Registration Statement shall have become effective not later than 12:00 Noon New York City time on the business day following the day on which the public offering price was determined; if filing of the Prospectus, or any supplement thereto, is required pursuant to Rule 424(b), the Prospectus shall have been filed in the manner and within the time period required by Rule 424(b); and no stop order suspending the effectiveness of the Registration Statement shall have been issued and no proceedings for that purpose shall have been instituted or threatened.

                  (b) Each of the Household Entities shall have delivered a certificate, dated the Closing Date, signed by its President or any Vice President and its principal financial or principal accounting officer or its Treasurer or any Assistant Treasurer or its Secretary or any Assistant Secretary to the effect that the signers of such certificate, on behalf of the named Household Entity, have carefully examined this Agreement, the Receivables Purchase Agreement, the Assignment Agreement, the Pooling and Servicing Agreement, the Supplement, the Collateral Agreement, the Prospectus (and any supplements thereto) and the Registration Statement, stating that:

                           (i) the representations and warranties of such
                  Household Entity in this Agreement are true and correct in all material respects at and as of the date of such certificate as if made on and as of such date (except to the extent they expressly relate to an earlier date);

                           (ii) such Household Entity has complied, in all
                  material respects, with all the agreements and satisfied, in all material respects, all the conditions on its part to be performed or satisfied at or prior to the date of such certificate;

                           (iii) nothing has come to the attention of such
                  Household Entity that would lead it to believe that the Registration Statement contains any untrue statement of a material fact or omits to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; and

                           (iv) no stop order suspending the effectiveness of
                  the Registration Statement has been issued and no proceedings for that purpose have been instituted or, to the knowledge of the signor, threatened.

                  (c) John W. Blenke, Assistant General Counsel of Household, shall have delivered a favorable opinion with respect to clauses (i) through (xiii) of this paragraph (c), and Dewey Ballantine, special counsel to the Household Entities, shall have delivered a favorable opinion with respect to clauses (xiv) through (xvi) of this paragraph
         (c) (except that, portions of the opinion provided for in clause (xvi) concerning the tax laws of the State of Nevada shall be provided for by such other counsel as is acceptable to the Underwriters), each opinion shall be dated the Closing Date and satisfactory in form and substance to the Representatives and counsel for the Underwriters, to the effect that:

                           (i) the Bank has been duly chartered as a national
                  banking association and is validly existing and in good standing under the laws of the United States, is duly qualified to do business and is in good standing under the laws of each jurisdiction which requires such qualification wherein it owns or leases material properties or conducts material business, and has full power and authority to own its properties, and to enter into and perform its obligations under the Receivables Purchase Agreement and the Assignment Agreement, except where failure to have such power and authority or to be so qualified will not have a material adverse effect on the business or consolidated financial condition of the Bank and its subsidiaries taken as a whole;

                           (ii) each of HFC and the Seller is duly incorporated
                  and validly existing as a corporation in good standing under the laws of its jurisdiction of incorporation with corporate power and authority to own its properties and to conduct its business, except where failure to have such power and authority do not have a material adverse effect, as the case may be, on the business or consolidated financial condition of HFC and its subsidiaries, taken as a whole, or the Seller, to enter into and perform its obligations under the Underwriting Agreement, the Receivables Purchase Agreement, the Collateral Agreement, the Depository Agreement, the Pooling and Servicing Agreement and the Supplement and to consummate the transactions contemplated hereby and thereby;

                           (iii) the Underwriting Agreement, the Receivables
                  Purchase Agreement, the Assignment Agreement, the Pooling and Servicing Agreement, the Supplement, the Collateral Agreement and the Depository Agreement have been duly authorized, executed and delivered by HFC, the Bank or the Seller, as the case may be, and, when executed by the Trustee and the Collateral Interest Holder, when required, constitute the legal, valid and binding agreement of HFC, the Bank or the Seller, as the case may be, enforceable in accordance with its terms subject, as to enforceability (A) to applicable bankruptcy, reorganization, insolvency, moratorium or other similar laws affecting creditors' rights generally and the rights and remedies of creditors of thrifts, savings institutions or national banking associations, (B) to general principles of equity (regardless of whether enforcement is sought in a proceedings in equity or at law) and (C) with respect to rights of indemnity under the Underwriting Agreement or the Collateral Agreement, to limitations of public policy under applicable securities laws;

                           (iv) the Certificates have been duly created and,
                  when executed and authenticated in accordance with the terms of the Pooling and Servicing Agreement and the Supplement and delivered to and paid for by the Underwriters pursuant to this Agreement, will be validly issued and outstanding, enforceable in accordance with their terms subject, as to enforceability
                  (A) to applicable bankruptcy, reorganization, insolvency, moratorium or other similar laws affecting creditors' rights generally and the rights and remedies of creditors of thrifts, savings institutions or national banking associations and (B) to general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law);

                           (v) neither the execution nor the delivery of the
                  Underwriting Agreement, the Receivables Purchase Agreement, the Assignment Agreement, the Collateral Agreement, the Depository Agreement, the Pooling and Servicing Agreement or the Supplement nor the issuance or delivery of the Certificates, nor the consummation of any of the transactions contemplated herein or therein, nor the fulfillment of the terms of the Certificates, the Underwriting Agreement, the Receivables Purchase Agreement, the Assignment Agreement, the Collateral Agreement, the Depository Agreement, the Pooling and Servicing Agreement or the Supplement will conflict with or violate any term or provision of the charter or by-laws of the Household Entities, or result in a breach or violation of, or default under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of any of the Household Entities pursuant to, any material statute currently applicable to any of them or the Trust or any order or regulation known to such counsel to be currently applicable to any of them or the Trust of any court, regulatory body, administrative agency or governmental body having jurisdiction over the Bank or the Seller or the Trust, as the case may be, or the terms of any indenture or other agreement or instrument known to such counsel to which the Household Entities or the Trust is a party or by which any of them or any of their properties are bound, except where any such conflict, breach, violation, default or encumbrance would not have a material adverse effect on the transactions contemplated by this Agreement;

                           (vi) to the best knowledge of such counsel, there is
                  no pending or threatened action, suit or proceeding before any court or governmental agency, authority or body or any arbitrator with respect to the Underwriting Agreement, the Trust, the Certificates, the Receivables Purchase Agreement, the Assignment Agreement, the Collateral Agreement, the Depository Agreement, the Pooling and Servicing Agreement or the Supplement or any of the transactions contemplated herein or therein or with respect to the Household Entities which, in the case of any such action, suit or proceeding with respect to any of them, would have a material adverse effect on the Certificateholders or the Trust or upon the ability of any of them to perform their obligations under any of such agreements, and there is no material contract, franchise or document relating to the Trust or property conveyed to the Trust which is not disclosed in the Registration Statement or Prospectus; and the statements included in the Registration Statement, Preliminary Prospectus and Prospectus describing statutes (other than those relating to tax and ERISA matters), legal proceedings, contracts and other documents fairly summarize the matters therein described;

                           (vii) the Registration Statement has become effective
                  under the Act; any required filing of the Prospectus or any supplement thereto pursuant to Rule 424 has been made in the manner and within the time period required by Rule 424; to the best knowledge of such counsel, no stop order suspending the effectiveness of the Registration Statement has been issued, no proceedings for that purpose have been instituted or threatened; the Registration Statement and the Prospectus (and any supplements thereto) (other than financial and statistical information contained therein as to which such counsel need express no opinion) comply as to form in all material respects with the applicable requirements of the Act and the rules thereunder;

                           (viii) such counsel has no reason to believe that at
                  any Effective Date the Registration Statement contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading or that the Preliminary Prospectus, as of its date, or the Prospectus, as of its date, includes any untrue statement of a material fact or omits to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading (other than financial and statistical information contained therein as to which such counsel need express no opinion), it being understood that such counsel expresses no opinion with respect to the adequacy of disclosure to potential investors in the Collateral Interest in the Trust;

                           (ix) no consent, approval, authorization, order,
                   registration, filing,
                  qualification, license or permit of or with any court, federal or state governmental agency or regulatory body is required for any Household Entity to consummate the transactions contemplated in the Underwriting Agreement, the Collateral Agreement, the Depository Agreement, the Receivables Purchase Agreement, the Assignment Agreement, the Pooling and Servicing Agreement or the Supplement, except (A) such consents, approvals, authorizations, orders, registrations, filings, qualifications, licenses or permits as have been made or obtained or as may be required under the State securities or blue sky laws of any jurisdiction in connection with the purchase of the Certificates by the Underwriters and the subsequent distribution of the Certificates by the Underwriters or (B) where the failure to have such consents, approvals, authorizations, orders, registrations, filings, qualifications, licenses or permits would not have a material adverse effect on the Trust's interests in the Receivables or the transactions contemplated by such agreements;

                           (x) the Certificates, the Underwriting Agreement, the Receivables Purchase Agreement, the Assignment Agreement, the Collateral Agreement, the Pooling and Servicing Agreement and the Supplement conform in all material respects to the descriptions thereof contained in the Registration Statement and the Prospectus;

                           (xi) neither the Pooling and Servicing Agreement nor the Supplement will be required to be qualified under the Trust Indenture Act of 1939;

                           (xii) the statements in the Registration Statement under the heading "Certain Legal Aspects of the Receivables" to the extent that they constitute statements of matters of law or legal conclusions with respect thereto, have been prepared or reviewed by such counsel or attorneys under the control of such counsel and are correct in all material respects;

                           (xiii) the Trust is not required to be registered
                  as an  "investment  company"  under the 1940 Act;

                           (xiv) the assignment of the Receivables, all documents and instruments relating thereto and all proceeds thereof to the Seller pursuant to the Receivables Purchase Agreement, and the subsequent assignment of the Receivables, all documents and instruments relating thereto and all proceeds thereof to the Trustee pursuant to the Pooling and Servicing Agreement, either (A) vests in the Trustee all right, title and interest of the Seller and the Bank in and to the Receivables, free and clear of any liens, security interests or encumbrances that have been perfected or are known to such counsel except as specifically permitted pursuant to the Pooling and Servicing Agreement and the Supplement or (B) in the event that a court were to conclude that either of such assignments were not a sale pursuant to the Receivables Purchase Agreement and the

                  Pooling and Servicing Agreement and the Supplement, as the case may be, the transactions provided for by the Receivables Purchase Agreement and the Pooling and Servicing
                  Agreement and the Supplement, as the case may be, would constitute a grant of a valid security interest and, together with the filing of the financing statements in the States of California, Illinois, Nevada and Virginia, create a first priority perfected security interest within the meaning of
                  Article 9 of the Uniform Commercial Code in the Receivables, all documents and instruments relating thereto and all proceeds thereof (in rendering such opinion, counsel may take such exceptions as are appropriate and reasonably acceptable under the circumstances);

                           (xv) No other filings or other actions, with respect
                  to the Trustee's interest in the Receivables, are necessary to perfect the interest of the Trustee in the Receivables, and proceeds thereof, against third parties, except that appropriate continuation statements must be filed in accordance with the applicable state's requirements, which is presently at least every five years; and

                           (xvi) the statements in the Registration Statement
                  and Prospectus under the heading "Tax Matters" accurately describe the material Federal, state and local income tax consequences to holders of the Certificates and the statements under the heading "ERISA Considerations", to the extent that they constitute statements of matters of law or legal conclusions with respect thereto, have been prepared or reviewed by such counsel and accurately describe the material consequences to holders of the Certificates under ERISA.

                  In rendering such opinion, counsel may rely (A) as to matters involving the application of the law of any jurisdiction other than the State of Illinois, the corporate law of the State of Delaware and the United States Federal laws, to the extent deemed proper and stated in such opinion, upon the opinion of other counsel of good standing believed by such counsel to be reliable and acceptable to you and your counsel, and (B) as to matters of fact, to the extent deemed proper and as stated therein, on certificates of responsible officers of the Trust, Household Entities and public officials. References to the Prospectus in this paragraph (c) include any supplements thereto.

                  (d) Orrick, Herrington & Sutcliffe, counsel for the Underwriters, shall have delivered a favorable opinion dated the Closing Date with respect to the validity of the Certificates, the Underwriting Agreement, the Pooling and Servicing Agreement, the Supplement, the Registration Statement, the Prospectus and such other related matters as the Representatives may reasonably require and the Household Entities shall have furnished to such counsel such documents as they reasonably request for the purpose of enabling them to pass on such matters. In giving their opinion, Orrick, Herrington & Sutcliffe may rely (i) as to matters of California, Illinois, Nevada, Virginia and Delaware law (other than Delaware corporation law) upon the opinions of counsel delivered pursuant to subsection (c) above, (ii) as to matters involving the application of laws of any jurisdiction other than the State of New York, the United States Federal laws or the corporation law of the State of Delaware, to the extent deemed proper and specified in such opinion, upon the opinion of other counsel of good standing believed to be reliable, and (iii) as to matters of fact, to the extent deemed proper and as stated therein on certificates of responsible officers of the Trust, Household Entities and public officials.

                  (e) The Collateral Agreement shall have been duly authorized, executed and delivered by the Collateral Interest Holder; all fees then due and payable to the Collateral Interest Holder shall have been paid in full at or prior to the Closing Date, as the case may be; and the Collateral Agreement shall conform in all material respects to the respective descriptions thereof in the Registration Statement and the Prospectus.

                  (f) Counsel to the Collateral Interest Holder shall have delivered a favorable opinion, dated the Closing Date, and satisfactory in form and substance to the Representatives, counsel for the Underwriters, the Household Entities and their counsel.

                  (g) At the Execution Time and at the Closing Date, Arthur Andersen & Co. shall have furnished to the Representatives a letter or letters, dated respectively as of the date of this Agreement and the date of the Closing Date, in form and substance satisfactory to the Representatives and counsel for the Underwriters, confirming that they are certified independent public accountants within the meaning of the Act, the Exchange Act and the rules and regulations promulgated thereunder and stating in effect that they have performed certain specified procedures as a result of which they determined that certain information of an accounting, financial or statistical nature (which is limited to accounting, financial or statistical information derived from the general accounting records of the Trust, the Bank and the Seller) set forth in the Registration Statement and the Prospectus (and any supplements thereto), agrees with the accounting records of the Trust, and the Household Entities, excluding any questions of legal interpretation, and (ii) they have performed certain specified procedures with respect to the computer programs used to select the Eligible Accounts and to generate information with respect to the Accounts set forth in the Registration Statement and the Prospectus (and any supplements thereto).

                  (h) The Representatives shall receive evidence satisfactory to them that, on or before the Closing Date, UCC-1 financing statements are being filed in the offices of the Secretaries of State of the States of California, Illinois, Nevada and Virginia (and such other states as may be necessary or desirable pursuant to applicable state law) reflecting the interest of the Trust in the Receivables and the proceeds thereof.

                  (i) Counsel to the Trustee shall have delivered a favorable opinion, dated the Closing Date, and satisfactory in form and substance to the Representatives and counsel for the Underwriters, the Household Entities and their counsel, to the effect that:

                           (i) the Trustee has been duly incorporated and is
                  validly existing and in good standing as a corporation under the laws of the State of New York, is duly qualified to do business in all jurisdictions where the nature of its operations as contemplated by the Pooling and Servicing Agreement, the Supplement and the Collateral Agreement requires such qualifications, and has the power and authority (corporate and other) to issue, and to take all action required of it under, the Pooling and Servicing Agreement, the Supplement and the Collateral Agreement;

                           (ii) the execution, delivery and performance by the
                  Trustee of the Pooling and Servicing Agreement, the Supplement and the Collateral Agreement and the issuance of the Certificates by the Trustee have been duly authorized by all necessary corporate action on the part of the Trustee, and under present laws do not and will not contravene any law or governmental regulation or order presently binding on the Trustee or the charter or the by-laws of the Trustee or contravene any provision of or constitute a default under any indenture, contract or other instrument to which the Trustee is a party or by which the Trustee is bound;

                           (iii) the execution, delivery and performance by the
                  Trustee of the Pooling and Servicing Agreement, the Supplement and the Collateral Agreement and the issuance of the Certificates by the Trustee do not require the consent or approval of, the giving of notice to, the registration with, or the taking of any other action in respect of any Federal, state or other governmental agency or authority which has not previously been effected;

                           (iv) each of the Certificates has been duly
                  authenticated and delivered by the Trustee and each of the Certificates and the Pooling and Servicing Agreement, the

                  Supplement and the Collateral Agreement constitute legal, valid and binding agreements of the Trustee, enforceable against the Trustee in accordance with its terms (subject to applicable bankruptcy, insolvency and similar laws affecting creditors' rights generally); and

                           (v) no approval, authorization or other action by, or
                  filing with, any governmental authority of the United States of America or the State of New York having jurisdiction over the banking or trust powers of the Trustee is required in connection with its execution and delivery of the Pooling and Servicing Agreement, the Supplement and the Collateral Agreement or the performance by the Trustee of the terms of the Pooling and Servicing Agreement, the Supplement and the Collateral Agreement.

                  (j) The Class A Certificates shall be given the highest investment grade rating by both Moody's Investors Service, Inc. ("Moody's"), and Standard & Poor's Corporation ("S&P") and neither Moody's nor S&P shall have placed the Class A Certificates under review with possible negative implications.

                  (k) The Class B Certificates shall be rated at least "A" or its equivalent by both Moody's and S&P and neither Moody's nor S&P shall have placed the Class B Certificates under review with possible negative implications.

                  (l) Subsequent to the respective dates as of which information is given in the Registration Statement and the Prospectus, there shall not have been any change, or any development involving a prospective change, in or affecting the business or properties of the Trust or any of the Household Entities, the effect of which, in any case referred to above, is, in the judgment of the Representatives, so material and adverse as to make it impractical or inadvisable to proceed with the offering or the delivery of the Certificates as contemplated by the Registration Statement and the Prospectus.

                  (m) All proceedings in connection with the transactions contemplated by this Agreement and all documents incident hereto shall be reasonably satisfactory in form and substance to the Representatives and counsel for the Underwriters, and the Representatives and counsel for the Underwriters shall have received such information, certificates and documents as the Representatives or counsel for the Underwriters may reasonably request.

                  If any of the conditions specified in this Section 6 shall not have been fulfilled in all material respects when and as provided in this Agreement, or if any of the opinions and certificates mentioned above or elsewhere in this Agreement shall not be in all material respects reasonably satisfactory in form and substance to the Representatives and counsel for the Underwriters, this Agreement and all obligations of the Representatives and the Underwriters hereunder may be canceled at, or at any time prior to, the Closing Date by the Representatives. Notice of such cancellation shall be given to the Trustee and the Seller in writing or by telephone or telegraph confirmed in writing.

                  Section 7. Reimbursement of Expenses. If the sale of the Certificates provided for herein is not consummated because any condition to the Representatives' obligations set forth in Section 6 hereof is not satisfied, because of any termination pursuant to Section 10 hereof or because of any refusal, inability or failure on the part of the Trustee or the Household Entities to perform any agreement herein or comply with any provision hereof other than by reason of a default by the Representatives or the Underwriters, the Household Entities, jointly and severally, will reimburse the Underwriters severally upon demand for all out-of-pocket expenses (including reasonable fees and disbursements of counsel) that shall have been incurred by them in connection with the proposed purchase and sale of the Certificates.

                  Section 8.  Indemnification and Contribution.

                  (a) As an inducement to the Underwriters to participate in the public offering of the Certificates, the Seller and HFC, jointly and severally (and the Bank with respect to any information that it has provided in connection with the preparation of the Preliminary Prospectus or Prospectus and, with respect to the breach of any of its representations and warranties under Section 1 hereunder), agree to indemnify and hold harmless each Underwriter and each person who controls any Underwriter within the meaning of either Section 15 of the Act or Section 20 of the Exchange Act against any and all losses, claims, damages or liabilities, joint or several, to which they or any of them may become subject under the Act, the Exchange Act or other Federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, or in any Preliminary Prospectus or the Prospectus, or in any amendment thereof or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and agrees to reimburse each such indemnified party, as incurred, for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however that (i) the Household Entities will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with written information furnished to the Household Entities by or on behalf of any Underwriter through the Representatives specifically for use in connection with the preparation thereof, and (ii) such indemnity with respect to any untrue statement or omission in the Prospectus shall not inure to the benefit of any Underwriter (or any person controlling such Underwriter) from whom the person asserting any such loss, claim, damage or liability purchased the Certificates which are the subject thereof if such person was not sent a copy of the Prospectus (or the Prospectus as supplemented) at or prior to the confirmation of the sale of such Certificates to such person in any case where such delivery is required by the Act and the untrue statement or omission of a material fact contained in any Preliminary Prospectus was corrected in the Prospectus (or the

         Prospectus as supplemented). This indemnity agreement will be in addition to any liability which the Household Entities may otherwise have.

                  (b) Each Underwriter, severally, agrees to indemnify and hold harmless each of the Household Entities, each of their directors, each of the officers who signs the Registration Statement, and each person who controls any Household Entity within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, to the same extent as the foregoing indemnities from the Household Entities to each Underwriter, but only with reference to written information relating to such Underwriter furnished to the Household Entities by or on behalf of such Underwriter specifically for use in the preparation of the documents referred to in the foregoing indemnity. This indemnity agreement will be in addition to any liability which any Underwriter may otherwise have. The Household Entities acknowledge that the statements relating to the Underwriters set forth in the last paragraph of the cover page, the second sentence under the heading "Special Considerations - Limited Liquidity," and the statements under the heading "Underwriting" in any Preliminary Prospectus and the Prospectus constitute the only information furnished in writing by the Underwriters or on behalf of the Underwriters for inclusion in any Preliminary Prospectus or the Prospectus, and you confirm that such statements are correct.

                  (c) Promptly after receipt by an indemnified party under this
         Section 8 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this Section 8, notify the indemnifying party in writing of the commencement thereof; but the failure so to notify the indemnifying party (i) will not relieve it from liability under paragraph (a) or (b) above unless and to the extent it did not otherwise learn of such action and such failure results in the forfeiture by the indemnifying party of substantial rights and defenses and (ii) will not, in any event, relieve the indemnifying party from any obligations to any indemnified party other than the indemnification obligation provided in paragraph (a) or (b) above. The indemnifying party shall be entitled to appoint counsel of the indemnifying party's choice at the indemnifying party's expense to represent the indemnified party in any action for which indemnification is sought (in which case the indemnifying party shall not thereafter be responsible for the fees and expenses of any separate counsel retained by the indemnified party or parties except as set forth below); provided, however, that such counsel shall be satisfactory to the indemnified party. Notwithstanding the indemnifying party's election to appoint counsel to represent the indemnified party in an action, the indemnified party shall have the right to employ separate counsel (including local counsel), and the indemnifying party shall bear the reasonable fees, costs and expenses of such separate counsel if (i) the use of counsel chosen by the indemnifying party to represent the indemnified party would present such counsel with a conflict of interest, (ii) the actual or potential defendants in, or targets of, any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party, (iii) the indemnifying party shall not have employed counsel satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of the institution of such action or (iv) the indemnifying party shall authorize the indemnified party to employ separate counsel at the expense of the indemnifying party.

                  (d) If the indemnification provided for in this Section 8 is unavailable or insufficient to hold harmless an indemnified party under subsection (a) or (b) above, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of the losses, claims, damages or liabilities referred to in subsection (a) or (b) above (i) in such proportion as is appropriate to reflect the relative benefits received by the Household Entities on the one hand and the Underwriters on the other from the offering of the Certificates or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Household Entities on the one hand and the Underwriters on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities as well as any other relevant equitable considerations. The relative benefits received by the Household Entities on the one hand and the Underwriters on the other shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Household Entities bears to the total underwriting discounts and commissions received by the Underwriters. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Household Entities or the Underwriters and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The Company and the Underwriters agree that it would not be just and equitable if contribution pursuant to this subsection (d) were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this subsection (d). The amount paid by an indemnified party as a result of the losses, claims, damages or liabilities referred to in the first sentence of this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any action or claim which is the subject of this subsection
         (d). Notwithstanding the provisions of this subsection (d), no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Certificates underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations in this subsection (d) to contribute are several in proportion to their respective underwriting obligations and not joint.

                  Section 9. Default by an Underwriter. If any one or more Underwriters shall fail to purchase and pay for any of the Certificates agreed to be purchased by such Underwriter or

Underwriters hereunder on the Closing Date and such failure to purchase shall constitute a default in the performance of its or their obligations under this Agreement, the remaining Underwriters shall be obligated severally to take up and pay for (in the respective proportions which the amount of Certificates set forth opposite their names in Schedule I with respect to the Closing Date hereto bears to the aggregate amount of Certificates set forth opposite the names of all the remaining Underwriters) the Certificates which the defaulting Underwriter or Underwriters agreed but failed to purchase; provided, however, that in the event that the aggregate amount of Certificates which the defaulting Underwriter or Underwriters agreed but failed to purchase shall exceed 10% of the aggregate amount of Certificates set forth in Schedule I hereto, the remaining Underwriters shall have the right to purchase all, but shall not be under any obligation to purchase any, of the Certificates, and if such nondefaulting Underwriters do not purchase all the Certificates, the obligations will terminate without liability of any nondefaulting Underwriter, the Trust, or any Household Entity. In the event of a default by any Underwriter as set forth in this Section 9, the Closing Date shall be postponed for such period, not exceeding seven days, as the Underwriters shall determine in order that the required changes in the Registration Statement and the Prospectus or in any other documents or arrangements may be effected. Nothing contained in this Agreement shall relieve any defaulting Underwriter of its liability, if any, to the Seller, HFC, the Bank and any nondefaulting Underwriter for damages occasioned by its default hereunder.

                  Section 10. Termination. This Agreement shall be subject to termination in the absolute discretion of the Representatives, by notice given to the Seller if after the Execution Time and prior to delivery of and payment for the Certificates on the Closing Date, (i) trading in the Common Stock of Household International, Inc. shall have been suspended by the Commission or the New York Stock Exchange or trading in securities generally on the New York Stock Exchange shall have been suspended or limited or minimum prices shall have been established on such Exchange, (ii) a banking moratorium shall have been declared by Federal, State of New York or State of California authorities or (iii) there shall have occurred any outbreak or escalation of hostilities, declaration by the United States of a national emergency or war or the occurrence of any other calamity or crisis the effect of which on the financial markets of the United States is such as to make it, in the judgment of the Representatives, impractical or inadvisable to proceed with the offering or delivery of the Certificates as contemplated by the Prospectus.

                  Section 11. Representations and Indemnities to Survive. The respective agreements, representations, warranties, indemnities and other statements of the Trust, the Household Entities or the officers of each of them and of the Underwriters set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation made by or on behalf of the Underwriters or the Trust, the Household Entities or any of the officers, directors or controlling persons referred to in Section 8 hereof, and will survive delivery of and payment for the Certificates. The provisions of Sections 7 and 8 hereof shall survive the termination or cancellation of this Agreement.

                  Section 12. Notices. All communications hereunder shall be in writing and effective only on receipt, and, if sent to the Underwriters, will be mailed, delivered or telegraphed and confirmed
to the Representative at [      ], [      ]Attention: Registration Department;
if sent to any Household Entity, will be mailed, delivered or telegraphed and confirmed to them at 2700 Sanders Road, Prospect Heights, Illinois 60070, attention of General Counsel; provided however, that any notice to an Underwriter pursuant to Section 8 will be mailed, delivered or telegraphed and confirmed to such Underwriter.

                  SECTION 13. APPLICABLE LAW. THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

                  Section 14. Successors. This Agreement will inure to the benefit of and be binding upon the parties hereto and their respective successors and the officers, directors and controlling persons referred to in
Section 8 hereof, and no other person will have any right or obligation hereunder.

                  Section 15. Counterparts. This Agreement may be executed by one or more parties to this Agreement on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

                  Section 16. Miscellaneous. This agreement supersedes all prior agreements and understandings relating to the subject matter hereof. Neither this Agreement nor any term hereof may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against whom enforcement of the change, waiver, discharge or termination is sought. The headings in this Agreement are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

                  If you are in agreement with the foregoing, please sign two counterparts hereof and return one to each of the Bank and the Seller whereupon this letter and your acceptance shall become a binding agreement among the Household Entities and the several Underwriters.

                                  Very truly yours,

                                  HOUSEHOLD BANK (SB), N.A.


                                  By_____________________________
                                    Name:
                                    Title:

                                  HOUSEHOLD AFFINITY FUNDING
                                    CORPORATION


                                  By_____________________________
                                    Name:
                                    Title:

                                  HOUSEHOLD FINANCE CORPORATION


                                  By____________________________
                                    Name:
                                    Title:

The foregoing Agreement
is hereby confirmed and
accepted as of the date hereof.

[Underwriter]

         by [Underwriter]

                  By__________________________
                    Name:
                    Title:

         For themselves and the other
         several Underwriters named in
         Schedule I to the foregoing Agreement.

                                   Schedule I

                              CLASS A CERTIFICATES


                                                                Principal
                                                                 Amount
                                                                 ------

[Underwriter].                                          $[                    ]
[Underwriter]                                           $[                    ]
                                                        $[                 ].00
                                                        _______________________

                              CLASS B CERTIFICATES


                                                                Principal
                                                                 Amount
                                                                 ------


[Underwriter]                                           $[
[Underwriter]                                           $[                    ]
                                                        $[                 ].00
                                                        _______________________